UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2023

QUINCE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38890	90-1024039
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 1250. South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 910-5717

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	QNCX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 Results of Operations and Financial Condition.

On January 30, 2023, Quince Therapeutics, Inc. (the “Company”) issued a press release relating to the Company’s development pipeline and business outlook for 2023. The Company also reported on a preliminary and unaudited basis its estimated cash, cash equivalents, and marketable securities of approximately $94 million as of December 31, 2022. The Company has not completed preparation of its financial statements for the fourth quarter or full year of 2022. The cash, cash equivalents and marketable securities presented as of December 31, 2022 are preliminary and unaudited and are thus inherently uncertain and subject to change as the Company completes its financial results for 2022. The Company is in the process of completing its customary year-end close and review procedures as of and for the year ended December 31, 2022, and there can be no assurance that its final results for this period will not differ from these preliminary, unaudited amounts. The Company’s independent registered public accounting firm has not audited, reviewed, compiled, or performed any procedures with respect to such preliminary data for the fourth quarter and year ended December 31, 2022.

The information in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in such filing.

ITEM 2.05 Costs Associated with Exit or Disposal Activities.

On January 24, 2023, the Board of Directors (the “Board”) of the Company approved the cost reduction program (the “Plan”) to align operations with the changes in corporate strategy. Under the Plan, the Company is reducing headcount by approximately 47% through a reduction in its workforce. The reduction in force will begin in February 2023 and will be completed by April 2023. As a result, the Company expects to realize estimated annualized operating expense savings of approximately $9.5 million in the year ending December 31, 2023 (excluding share-based compensation and any one-time costs related to strategic actions).

In connection with the Plan, the Company estimates that it will incur expenses of approximately $0.6 million to $0.8 million, substantially all of which will be cash expenditures and other costs relating to the Plan through August 2023. The Company may incur other charges, including contract termination costs, retirement of fixed assets and facility-related costs and will record these expenses in the appropriate period as they are determined. These estimates are subject to a number of assumptions, and actual results may differ. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the Plan.

ITEM 8.01 Other Events.

On January 30, 2023, the Company provided an update on its development pipeline and business outlook for 2023. The Company intends to prioritize capital resources toward the expansion of its development pipeline through opportunistic in-licensing and acquisition of clinical-stage assets targeting debilitating and rare diseases. The Company plans to out-license its bone-targeting drug platform and precision bone growth molecule NOV004 designed for accelerated fracture repair in patients with bone fractures and osteogenesis imperfecta.

Key highlights of the Company’s strategic growth plan include:

Prioritizing pipeline expansion through in-licensing and acquisition

•	Active diligence process to identify and evaluate actionable clinical-stage assets for in-licensing and acquisition.

•	Primarily seeking clinical-stage assets targeting debilitating and rare disease therapeutic areas.

•	Potential asset targets must have compelling data, a well-defined commercial opportunity, and efficient clinical and regulatory development pathway.

•	Ability to leverage management team’s collective prior experience in developing and commercializing more than 25 approved therapeutics.

Out-licensing of bone-targeting drug platform and precision bone growth molecule NOV004

•	Seeking to out-license bone-targeting drug platform and precision bone growth molecule NOV004.

•

Precision bone growth molecule NOV004 is an anabolic peptide engineered to precisely target and concentrate at the bone fracture site, resulting in rapid increases in bone density, strength, and expedited healing as demonstrated in extensive preclinical studies.

•	NOV004 has completed all IND-enabling studies, in addition to completion of a successful pre-IND meeting with the U.S. Food and Drug Administration.

•	Out-licensing effort to commence immediately with goal of identifying a partner and concluding the process by the end of 2023.

Forward-Looking Statements

Certain Statements in this Current Report on Form 8-K contain “forward-looking statements” that are subject to substantial risks and uncertainties. Forward-looking statements contained herein may be identified by the use of words such as “anticipate,” “expect,” “believe,” “plan,” “intend,” “will,” “may,” “should,” “estimate,” “project,” “outlook,” “runway,” “forecast,” “potential” or other similar words. Examples of forward-looking statements include, among others, statements relating to the Company’s cash position; anticipated cost reductions, estimated restructuring costs, and cash expenditures to be paid by the Company in connection with the Plan; its expectations regarding its plan to out-license its bone-targeting drug platform and NOV004, and related timing, and ability to find different partnership opportunities to expand its development pipeline through in-licensing and acquisition of clinical stage assets, and cost savings and expenses associated therewith. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks, and assumptions that are difficult to predict and could cause actual results to differ materially from what the Company expects. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Factors that could cause actual results to differ include, but are not limited to, the risks and uncertainties described the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2022, and other reports as filed with the SEC. Forward-looking statements contained in this Current Report on Form 8-K are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quince Therapeutics, Inc.

	By:	/s/ Dirk Thye
Date: January 30, 2023	Name:	Dirk Thye
	Title:	Chief Executive Officer